                                                                   EXHIBIT 10.11

              FIRST AMENDED AND RESTATED REVOLVING PROMISSORY NOTE

$15,000,000                                                    ________, _______
                                                               November 13, 2004

      FOR VALUE RECEIVED, the undersigned, Odimo Incorporated, a Delaware corporation, Ashford.com, Inc., a Delaware corporation and D.I.A. Marketing, Inc., a Florida corporation (each a "Borrower" and collectively, "Borrowers") jointly and severally promise to pay to the order of Silicon Valley Bank, a California-chartered bank ("Bank"), at such place as the holder hereof may designate, in lawful money of the United States of America, the aggregate unpaid principal amount of all advances ("Advances") made by Bank to Borrowers in accordance with the terms and conditions of the Loan and Security Agreement among Borrowers and Bank of even date herewith (as amended from time to time, the "Loan Agreement"), up to a maximum principal amount of Fifteen Million Dollars ($15,000,000) ("Principal Sum"), or so much thereof as may be advanced or readvanced and remains unpaid.

      The unpaid Principal Sum, together with interest thereon at the rate or rates provided in the Loan Agreement, shall be payable as set forth in the Loan Agreement.

      The fact that the balance hereunder may be reduced to zero from time to time pursuant to the Loan Agreement will not affect the continuing validity of this Note or the Loan Agreement, and the balance may be increased to the Principal Sum after any such reduction to zero.

      Each Borrower further agrees that, if any payment made by any Borrower or any other Person is applied to this Note and is at any time annulled, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or the proceeds of any property hereafter securing this Note is required to be returned by Bank to Borrowers, its estate, trustee, receiver or any other party, including, without limitation, such Borrower, under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, Borrowers' liability hereunder (and any lien, security interest or other collateral securing such liability) shall be and remain in full force and effect, as fully as if such payment had never been made, or, if prior thereto any such lien, security interest or other collateral hereafter securing each Borrower's liability hereunder shall have been released or terminated by virtue of such cancellation or surrender, this Note (and such lien, security interest or other collateral) shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the joint and several obligations of Borrowers in respect of the amount of such payment (or any lien, security interest or other collateral securing such obligation).

      This Note is the "Replacement Promissory Note" described in that certain First Loan Modification Agreement of even date herewith by and between the Borrower and the Bank, which First Loan Modification Agreement amends the Loan Agreement, to which reference is hereby made for a more complete statement of the terms and conditions under which the Advances evidenced hereby are made. This Note is secured as provided in the Loan Agreement. This Note increases, amends and restates in its entirety that certain Revolving Promissory Note dated July 31, 2004 from Borrower in favor of the Bank in the maximum principal amount of Twelve Million Dollars ($12,000,000) (the "Prior Note"). It is expressly agreed that the indebtedness evidenced by the Prior Note has not been extinguished or discharged by this Note. All capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Loan Agreement.

      Each Borrower irrevocably waives the right to direct the application of any and all payments at any time hereafter received by Bank from or on behalf of each Borrower and each Borrower irrevocably agrees that Bank shall have the continuing exclusive right to apply any and all such payments against the then due and owing joint and several obligations of Borrowers as Bank may deem advisable. In the absence of a specific determination by Bank with respect thereto, all payments shall be applied in the following order: (a) then due and payable fees and expenses; (b) then due and payable interest payments and mandatory prepayments; and (c) then due and payable principal payments and optional prepayments.

      Bank is hereby authorized by each Borrower to endorse on Bank's books and records each Advance made by Bank under this Note and the amount of each payment or prepayment of principal of each such Advance received by Bank; it being understood, however, that failure to make any such endorsement (or any error in notation) shall not affect the joint and several obligations of Borrowers with respect to Advances made hereunder, and payments of principal by Borrowers shall be credited to Borrowers notwithstanding the failure to make a notation (or any errors in notation) thereof on such books and records.

      The occurrence of any one or more of the following events shall constitute an event of default (individually, an "Event of Default" and collectively, the "Events of Default") under the terms of this Note:

            (a) The failure of any Borrower to pay to Bank when due any and all amounts payable by any Borrower to Bank under the terms of this Note; or

            (b) The occurrence of an Event of Default (as defined therein) under the terms and conditions of any of the other Loan Documents.

      Upon the occurrence of an Event of Default, at the option of Bank, all amounts payable by Borrowers to Bank under the terms of this Note shall immediately become due and payable by Borrowers to Bank without notice to any Borrower or any other person, and Bank shall have all of the rights, powers, and remedies available under the terms of this Note, any of the other Loan Documents and all applicable laws. Each Borrower and all endorsers, guarantors, and other parties who may now or in the future be primarily or secondarily liable for the payment of the indebtedness evidenced by this Note hereby severally waive presentment, protest and demand, notice of protest, notice of demand and of dishonor and non-payment of this Note and expressly agree that this Note or any payment hereunder may be extended from time to time without in any way affecting the joint and several liability of Borrowers, guarantors and endorsers.

      Borrowers promise to pay all costs and expense of collection of this Note and to pay all reasonable attorneys' fees incurred in such collection, whether or not there is a suit or action, or in any suit or action to collect this Note or in any appeal thereof. No delay by Bank in exercising any power or right hereunder shall operate as a waiver of any power or right. Time is of the essence as to all obligations hereunder.

      This Note is issued pursuant to the Loan Agreement, which shall govern the rights and obligations of Borrowers with respect to all obligations hereunder.

      Each Borrower acknowledges and agrees that this Note shall be governed by the laws of the State of Georgia, excluding conflicts of laws principles, even though for the convenience and at the request of Borrowers, this Note may be executed elsewhere.

      EACH BORROWER ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF GEORGIA IN ANY ACTION, SUIT, OR PROCEEDING OF ANY KIND, AGAINST IT WHICH ARISES OUT OF OR BY REASON OF THIS AGREEMENT; PROVIDED, HOWEVER, THAT IF FOR ANY REASON BANK CANNOT AVAIL ITSELF OF THE COURTS OF GEORGIA, EACH BORROWER ACCEPTS JURISDICTION OF THE COURTS AND VENUE IN SANTA CLARA COUNTY, CALIFORNIA. EACH BORROWER AND BANK EACH HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PARTY RECOGNIZES AND AGREES THAT THE FOREGOING WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR IT TO ENTER INTO THIS AGREEMENT. EACH PARTY REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

                    [SIGNATURES APPEAR ON THE FOLLOWING PAGE]

      IN WITNESS WHEREOF, Borrowers have caused this Note to be executed under seal by its duly authorized officers as of the date first written above.

WITNESS/ATTEST:                              ODIMO INCORPORATED

                                             By: /s/ Alan Lipton          (SEAL)
------------------------------                   -------------------------
                                             Name: Alan Lipton
                                             Title: CEO

WITNESS/ATTEST:                              ASHFORD.COM, INC.

                                             By: /s/ Alan Lipton          (SEAL)
------------------------------                   -------------------------
                                             Name: Alan Lipton
                                             Title: President

WITNESS/ATTEST:                              D.I.A. MARKETING, INC.

                                             By: /s/ Alan Lipton          (SEAL)
------------------------------                   -------------------------
                                             Name: Alan Lipton
                                             Title: President

                AFFIDAVIT OF OUT-OF-STATE EXECUTION AND DELIVERY

STATE OF ___________________
COUNTY OF _________________

  THIS AFFIDAVIT OF OUT-OF-STATE EXECUTION AND DELIVERY is executed this ___ day of November, 2004 by the undersigned, who after being duly sworn, deposes and states under oath that:

      1. The undersigned, as ___________________ of Odimo Incorporated, a Delaware corporation, Ashford.com, Inc., a Delaware corporation and D.I.A. Marketing, Inc., a Florida corporation (collectively, the "Company"), executed each of (i) the First Amended and Restated Revolving Promissory Note of even date herewith in the face principal amount of $15,000,000.00 in favor of Silicon Valley Bank (the "Lender"), and (ii) the First Loan Modification Agreement of even date herewith by and between the Company and the Lender, (collectively, the "Amendment Documents").

      The Amendment Documents were executed by the undersigned in the State of _________, County of _______________, and then delivered via overnight delivery to the Lender, at 3353 Peachtree Road, N.E., Suite M-10, Atlanta, Georgia 30326,
Attn: Steven DiPasquale.

  IN WITNESS WHEREOF, the undersigned has sworn to and subscribed this Affidavit as of the date set forth above.

_____________________________________

Print Name:__________________________

_____________________________________

Print Name:__________________________

      The foregoing instrument was acknowledged before me this ___ day of November, 2004, by ___________________, who is personally known to me or who has produced ________________________ as identification.

                                             ___________________________________
                                             NOTARY PUBLIC
                                             Print Name:________________________
                                             Serial #:__________________________
                                             My Commission Expires:_____________

                  AFFIDAVIT OF OUT-OF-STATE RECEIPT OF DELIVERY

STATE OF _________________
COUNTY OF _______________

  THIS AFFIDAVIT OF OUT-OF-STATE RECEIPT OF DELIVERY is executed this ___ day of November, 2004, by ____________________, who after being duly sworn, deposes and states under oath that:

      1. I am the ____________________ of Silicon Valley Bank (the "Lender").

      2. On the ___ day of __________, 2004, I accepted delivery, in __________,
Georgia, on behalf of the Lender of each of (i) the First Amended and Restated Revolving Promissory Note in the face principal amount of $15,000,000.00 executed by Odimo Incorporated, a Delaware corporation, Ashford.com, Inc., a Delaware corporation and D.I.A. Marketing, Inc., a Florida corporation (collectively, the "Company") in favor of the Lender, and (ii) the First Loan Modification Agreement by and between the Company and the Lender.

  IN WITNESS WHEREOF, the undersigned has sworn to and subscribed this Affidavit as of the date set forth above.

_____________________________________

Print Name: _________________________

_____________________________________

Print Name: _________________________

  The foregoing instrument was acknowledged before me this ___ day of November, 2004, by __________________, who is personally known to me or who has produced __________________________ as identification.

                                             ___________________________________
                                             NOTARY PUBLIC
                                             Print Name: _______________________
                                             Serial #: _________________________
                                             My Commission Expires: ____________

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